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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65934, 333-65936, 333-65938, 333-65940 and
333-65958) of Zimmer Holdings, Inc. of our report dated January 24, 2002 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers

PricewaterhouseCoopers LLP
Indianapolis, Indiana
March 12, 2002